UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2012

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 12, 2012, Nektar Therapeutics, a Delaware corporation (“Nektar”), issued a press release (the “Press Release”) announcing that its collaboration partner, AstraZeneca, released top-line Phase III results from the naloxegol (NKTR-118) pivotal trials in patients with opioid-induced constipation. A copy of the Press Release is furnished herewith as Exhibit 99.1.

Item 9	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release titled “AstraZeneca Announces Top-Line Phase III Results From Naloxegol Pivotal Trials in Patients with Opioid-Induced Constipation,” issued by Nektar Therapeutics on November 12, 2012.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie
General Counsel and Secretary

Date:	November 13, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release titled “AstraZeneca Announces Top-Line Phase III Results From Naloxegol Pivotal Trials in Patients with Opioid-Induced Constipation,” issued by Nektar Therapeutics on November 12, 2012.